                                                                               .
                                                                               .
                                                                               .
                                                                     EX-99(J)(2)

                                   APPENDIX A
                               CUSTODIAN AGREEMENT

                                                                     EFFECTIVE DATE
*COLUMBIA FUNDS TRUST I

     *Columbia High Yield Opportunity Fund (changed name from           10/24/01
         Liberty High Yield Securities Fund on 10/13/03)
     *Columbia Strategic Income Fund                                    10/24/01
     *Columbia Tax-Managed Growth Fund                                  10/10/01
     *Columbia Tax-Managed Growth Fund II                               10/10/01
     *Columbia Tax-Managed Value Fund                                   10/10/01
     *Columbia Tax-Managed Aggressive Growth Fund                       10/10/01

*COLUMBIA FUNDS TRUST II

     *Columbia Newport Japan Opportunities Fund                         10/24/01
     *Columbia Newport Greater China Fund                               10/24/01
     *Columbia Money Market Fund                                        10/10/01

*COLUMBIA FUNDS TRUST III

     *Columbia Mid Cap Value Fund (changed name from                    10/10/01
         Liberty Select Value Fund on 10/13/03)
     *Columbia Liberty Fund (changed name from                          10/24/01
         The Liberty Fund on 10/13/03)
     *Columbia Global Equity Fund (changed name from                    10/24/01
         Liberty Newport Global Equity Fund on 10/13/03)
     *Columbia Federal Securities Fund                                  10/24/01
     *Columbia Contrarian Income Fund                                   10/10/01
     *Columbia Intermediate Government Income Fund                      11/25/02
     *Columbia Quality Plus Bond Fund                                   11/25/02
     *Columbia Corporate Bond Fund                                      11/25/02

*COLUMBIA FUNDS TRUST IV

     *Columbia Tax-Exempt Fund                                          10/17/01
     *Columbia Tax-Exempt Insured Fund                                  10/17/01
     *Columbia Utilities Fund                                           10/10/01
     *Columbia Municipal Money Market Fund                              10/10/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)

                                                                      EFFECTIVE DATE
*COLUMBIA FUNDS TRUST V

     *Columbia California Tax-Exempt Fund                                10/17/01
     *Columbia Connecticut Tax-Exempt Fund                               10/17/01
     *Columbia Massachusetts Tax-Exempt Fund                             10/17/01
     *Columbia New York Tax-Exempt Fund                                  10/17/01

     *Columbia New Jersey Intermediate Municipal Bond Fund               11/18/02
     *Columbia New York Intermediate Municipal Bond Fund                 11/25/02
     *Columbia Rhode Island Intermediate Municipal Bond Fund             11/18/02
     *Columbia Florida Intermediate Municipal Bond Fund                  11/18/02
     *Columbia Pennsylvania Intermediate Municipal Bond Fund             11/25/02
     *Columbia Connecticut Intermediate Municipal Bond Fund              11/18/02
     *Columbia Massachusetts Intermediate Municipal Bond Fund            12/09/02
     *Columbia Large Company Index Fund                                  12/09/02
     *Columbia U.S. Treasury Index Fund                                  11/25/02
     *Columbia Small Company Index Fund                                  11/25/02
     *Columbia Intermediate Tax-Exempt Bond Fund                         11/25/02

*COLUMBIA FUNDS TRUST VI

     *Columbia Small Cap Value Fund (changed name from                   10/10/01
         Liberty Small-Cap Value Fund on 10/13/03)
     *Columbia Growth & Income Fund                                      10/10/01
     *Columbia Newport Asia Pacific Fund                                 10/24/01

*COLUMBIA FUNDS TRUST VII

     *Columbia Newport Tiger Fund                                        10/24/01
     *Columbia Europe Fund (changed name from                            10/24/01
         Liberty Newport Europe Fund on 10/13/03)

*COLUMBIA FUNDS TRUST VIII
(changed name from Liberty-Stein Roe Funds Income Trust on 10/13/03)
     *Columbia Income Fund                                               10/10/01
     *Columbia Intermediate Bond Fund                                    10/10/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)

                                                                                  EFFECTIVE DATE
     *COLUMBIA FUNDS TRUST IX

(changed name from Liberty-Stein Roe Funds Municipal Trust on 10/13/03)
     *Columbia Managed Municipals Fund                                               10/10/01
     *Columbia High Yield Municipal Fund                                             10/10/01

*COLUMBIA FUNDS TRUST XI

(changed name from Liberty-Stein Roe Funds Investment Trust on 10/13/03)
     *Columbia Global Thematic Equity Fund                                           10/10/01
     *Columbia European Thematic Equity Fund                                         10/10/01
     *Columbia Growth Stock Fund                                                     10/10/01
     *Columbia Young Investor Fund                                                   10/10/01
     *Columbia Asset Allocation Fund                                                 11/18/02

     *Columbia Strategic Equity Fund (pending a shareholder vote, will               11/25/02
         change name to Columbia Dividend Income Fund on 10/27/03)
     *Columbia Large Cap Core Fund                                                   12/09/02
     *Columbia Disciplined Value Fund (changed name from                             11/25/02
         Liberty Equity Value Fund on 10/13/03)
     *Columbia Small Cap Fund                                                        11/18/02
     *Columbia Small Company Equity Fund                                             11/18/02
     *Columbia Large Cap Growth Fund (changed name from                              11/18/02
         Liberty Equity Growth Fund on 10/13/03)
     *Columbia International Equity Fund                                             11/18/02

CLOSED END FUNDS

     Colonial Intermediate High Income Fund                                          10/24/01
     Colonial InterMarket Income Trust I                                             10/24/01
     Colonial Insured Municipal Fund                                                 10/17/01
     Colonial California Insured Municipal Fund                                      10/17/01
     Colonial New York Insured Municipal Fund                                        10/17/01
     Colonial Municipal Income Trust                                                 10/17/01
     Colonial Investment Grade Municipal Trust                                       10/17/01
     Colonial High Income Municipal Trust                                            10/17/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)

                                                                                     EFFECTIVE DATE
LIBERTY VARIABLE INVESTMENT TRUST
     Liberty Growth & Income Fund, VS (changed name from                                10/10/01
     Colonial U.S. Growth & Income Fund, VS on 04/07/03)
     Colonial Small Cap Value Fund, VS                                                  10/10/01
     Liberty All-Star Equity Fund, VS                                                   10/17/01
     Liberty Select Value Fund, VS                                                      10/10/01
     Liberty S&P 500 Index Fund, VS                                                     10/10/01

     Colonial Strategic Income Fund, VS                                                 10/24/01
     Columbia International Fund, VS (changed name from                                 10/24/01
     Colonial International Fund for Growth, VS on 04/07/03)
     Newport Tiger Fund, VS                                                             10/24/01
     Liberty Equity Fund, VS                                                            04/14/03
     Columbia High Yield Fund, VS                                                       04/14/03
     Columbia Real Estate Equity Fund, VS                                               04/14/03

     Liberty All-Star Growth Fund, Inc.                                                 10/17/01
     Liberty All-Star Equity Fund                                                       10/17/01

     *COLUMBIA FLOATING RATE ADVANTAGE FUND                                             10/10/01

     *COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY                                  10/10/01

     *Columbia Floating Rate Fund                                                       10/10/01

     *Columbia Institutional Floating Rate Income Fund                                  10/10/01
         (changed named from Liberty-Stein Roe Institutional
         Floating Rate Income Fund on 10/13/03)

STEINROE VARIABLE INVESTMENT TRUST
     Liberty Asset Allocation Fund, VS (changed name from                               10/10/01
         Stein Roe Balanced Fund, VS on 04/07/03)
     Stein Roe Growth Stock Fund, VS                                                    10/10/01
     Liberty Small Company Growth Fund, VS (changed name from                           10/10/01
         Stein Roe Small Company Growth Fund, VS on 04/14/03)
     Liberty Money Market Fund, VS  (changed name from                                  10/10/01
         Stein Roe Money Market Fund, VS on 04/07/03)
     Liberty Federal Securities Fund, VS                                                10/10/01

*These Trusts and Funds were rebranded from "Liberty" to "Columbia" on October 13, 2003. Other name changes that occurred on October 13, 2003 are noted above.

FOR THE ABOVE FUND PARTIES                  STATE STREET BANK AND TRUST COMPANY

By: _____________________________           By: ________________________________

Name: ___________________________           Name: Joseph L. Hooley

Title: __________________________           Title: Executive Vice President

Date: October 13, 2003